UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
April 10, 2021
COMMISSION FILE NUMBER 001-36285
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 46-4559529
Rayonier Advanced Materials Inc.
1301 Riverplace Boulevard, Jacksonville, Florida 32207
(Principal Executive Office)
Telephone Number: (904) 357-4600
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RYAM	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Rayonier Advanced Materials Inc.

Item 1.01	Entry Into A Material Definitive Agreement
On April 10, 2021, Rayonier A.M. Canada G.P. and Rayonier A.M. Canada Industries Inc., as sellers (the “Sellers”) (subsidiaries of Rayonier Advanced Materials Inc. (the “Company”)), and 9437-6001 Québec Inc., as purchaser (the “Purchaser”), and GreenFirst Forest Products Inc., as purchaser guarantor (the “Purchaser Guarantor”), entered into an Asset Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Purchaser agreed to acquire, and the Sellers agreed to sell, the Sellers’ six lumber mills located in Chapleau, Cochrane, Hearst and Kapuskasing Ontario, Canada and Béarn and La Sarre, Québec, Canada, respectively, as well as one newsprint mill located in Kapuskasing, Ontario, Canada, together with certain related assets, and the Purchaser agreed to assume certain related liabilities (collectively, the “Operations”, together with the overall sale transaction, the “Transaction”).
The purchase price to be paid to the Sellers by the Purchaser is expected to be approximately $214 million, inclusive of inventory on hand at the time of closing (currently estimated to be $70 million), which purchase price is payable approximately 85% in cash, and 15% in common shares of the Purchaser Guarantor. In addition, the Purchaser will issue the Sellers a chip offset credit promissory note in the amount of CDN$7.9 million payable equally over the next 5 years, against which the Purchaser may set off amounts owing by the Sellers to the Purchaser for chip purchases.
The Agreement provides that closing is subject to customary closing conditions, including receipt of regulatory approvals, and is not to occur prior to July 31, 2021.
The Agreement also contains representations, warranties, covenants and indemnification obligations of the parties customary for transactions similar to those contemplated by the Agreement. Certain of the covenants relate to the period between signing of the Agreement and the closing of the Transaction, during which, subject to limited exceptions, the Sellers will continue to operate the Operations in its ordinary course of business consistent with past practice.
In connection with the Agreement, the Sellers also agreed to provide certain transition services to the Purchaser for a limited period after closing, on terms set forth in a separate transition services agreement among the parties. In general, the transition services agreement calls for the Purchaser to compensate the Seller for the services to be provided by the Seller on an at-cost basis. In connection with the Agreement, the parties also agreed to enter into a 20-year residual fiber supply agreement to meet the continued fiber sourcing needs of the Sellers’ High Purity Cellulose, High Yield and Paperboard operations in Temiscaming, Québec.
The Agreement also contains customary termination provisions. Each of the Purchaser and the Seller will have the right, subject to certain exceptions, to terminate the Agreement if closing of the Transaction does not occur by September 30, 2021.
The foregoing description of the Agreement is only a summary and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2021.
The representations, warranties, indemnities and covenants in the Agreement were made only for the purpose of the Agreement and solely for the benefit of the parties to the Agreement as of specific dates, in accordance with and subject to the terms of the Agreement, and the Agreement is not intended to, and does not, confer upon any person other than the parties thereto any rights or remedies thereunder, including the right to rely upon the representations and warranties set forth therein. It is particularly important to note that such representations, warranties, indemnities and covenants (i) may have been made for the purposes of allocating contractual risk between the parties to the Agreement (by establishing the scope of indemnities relating to such representations and warranties and not for the purpose of establishing these matters as facts), (ii) may or may not have been accurate as of any specific date, and (iii) may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosures made by the Company that are not set forth in the body of the Agreement) and therefore may not be complete. The representations, warranties, indemnities and covenants in the Agreement also may be subject to contractual standards of materiality applicable to the contracting parties that may be very different from those generally applicable to disclosure requirements under the federal securities laws, including for reports and documents filed with the Securities and Exchange Commission (“SEC”). Investors and securities holders should not rely on the representations, warranties, indemnities and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or its subsidiaries or affiliates. The representations, warranties, indemnities and covenants do not purport to be accurate as of the date of filing of this Form 8-K, and the subject matter thereof may change after the date of the Agreement, which subsequent developments or new information may or may not be fully reflected in the Company’s public disclosures. Furthermore, any factual disclosures in the Agreement or this Form 8-K may be supplemented, updated or modified by disclosures contained in, and should be considered in conjunction with, reports and other matters the Company files with, or furnishes to, the SEC or otherwise publicly discloses.

Forward-Looking Statements.

The foregoing contains forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Statements about the Company’s expectations or amount of the purchase price and the timing of completion of the divestiture are forward-looking and involve risks and uncertainties. Other factors that may impact the Company’s results and forward-looking statements may be disclosed in the Company’s filings with the SEC. The Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 7.01	Regulation FD Disclosure
On April 12, 2021, the Company issued a press release announcing the execution of the Agreement described in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01 as well as in Exhibit 99.1 is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

99.1	Press release entitled “Rayonier Advanced Materials Announces Strategic Sale of its Lumber and Newsprint Businesses to GreenFirst Forest Products for approximately $214 million” issued April 12, 2021
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Rayonier Advanced Materials Inc. (Registrant)

BY:	/s/ Richard Colby Slaughter
Richard Colby Slaughter
Vice President, General Counsel and Corporate Secretary

April 14, 2021

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